Exhibit 10.7

                             DEMAND PROMISSORY NOTE

December 2, 2004                                                       $7,500.00

         FOR VALUE RECEIVED, the undersigned, Ihealth, Inc., a Delaware corporation ("Maker"), having a business address at 5499 N. Federal Hwy. Suite D, Boca Raton, Florida hereby promises to pay to the order of RICH MILLER ("Payee" or "Holder") whose address is c/o 5499 N. Federal Hwy. Suite D, Boca Raton, Florida the principal amount of Seven Thousand Five Hundred Dollars ($7,500.00), together with interest at the rate four percent (4%) per annum, on the date which is two business days after receipt of demand for payment by the Holder; provided, however, that the Holder may not make demand upon the Maker for payment of this Note until such time as the rescission offer described in the Maker's registration statement on Form SB-2, file number 333-109548, as amended, as filed with the Securities and Exchange Commission (the "Registration Statement") has been completed as described in the Registration Statement and all stockholders of the Maker who have accepted the rescission offer have been paid in full.

         All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of the principal sum. All payments of principal and interest shall be made at the address of Maker as specified herein upon presentment of this Note. Maker hereby waives presentment for payment, protest and notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. This Note and all amounts outstanding shall immediately and automatically become due and payable in the event that the Maker files a voluntary petition in bankruptcy or an involuntary petition is filed against it and is not dismissed within 10 days.

         No waiver of any term or condition of this Note shall be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of Payee to exercise any power hereunder, or it insists upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms. In the event any provision contained in this Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         This Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns. This Note is not assignable by either the Maker or the Holder. This Note shall be read, construed and governed in all respects in accordance with the laws of the State of Florida. This Note may be amended only by an instrument in writing and executed by the party against which enforcement of the amendment is sought.

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         All notices, request, demands and other communications required or permitted to be given hereunder shall be sufficiently given if posted in the U.S. Mail by certified or registered mail, return receipt requested or by overnight mail, including appropriate receipts to the addresses set forth above. Any party may change said address by giving the other party hereto notice of such change of address. Notice given as hereinabove prescribed shall be deemed given on the date of its deposit in the U.S. Mail or with the overnight delivery service.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer and its seal affixed hereto, as of the day and year first above written.

                                        Ihealth, Inc.

                                        By: /s/ Brian John
                                            --------------
                                            Brian John, President

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